VALIC COMPANY I
Asset Allocation Fund
Capital Conservation Fund
Global Social Awareness Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
Mid Cap Strategic Growth Fund
Mid-Cap Index
Nasdaq-100 Index Fund
Small-Cap Index Fund
Stock Index Fund
Supplement to the Statement of Additional Information dated October 1, 2009
VALIC COMPANY II
Aggressive Growth Lifestyle Fund
Conservative Growth Lifestyle Fund
Core Bond Fund
International Small Cap Equity Fund
Moderate Growth Lifestyle Fund
Strategic Bond Fund
Supplement to the Statement of Additional Information (SAI) dated January 1, 2010

     At a special meeting of shareholders held on March 26, 2010 (the “Meeting”), shareholders of the each of the funds listed above (the “Funds”) approved a new subadvisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and PineBridge Investments LLC (“PineBridge”), which became effective on March 26, 2010, upon the closing of the transaction whereby American International Group, Inc. sold a portion of its asset management business, including PineBridge and Brazos Capital Management, L.P. (“Brazos”), to Bridge Partners, L.P. PineBridge is a successor to AIG Global Investments Corp. (“AIGGIC”).
     All references to “AIGGIC,” “AIG Investments” in the statements of additional information are deleted in their entirety and replaced with “PineBridge.” All references to “Brazos” in the VALIC Company I (“VC I”) SAI are deleted in their entirety and replaced with “PineBridge.”
     On page 44 of the VC I SAI and on page 43 of the VALIC Company II (“VC II”) SAI in the section titled “Subadvisory Agreements,” the following information replaces information about the ownership of AIGGIC and Brazos, as applicable:
PineBridge is an indirect subsidiary of Bridge Partners, L.P., a partnership formed by Pacific Century Group, an Asia-based private investment group.
     On pages 50 and 51 of the VC I SAI and on page 47 of the VC II SAI in the section titled “Portfolio Managers — Compensation,” the paragraphs regarding compensation paid to AIGGIC portfolio managers is deleted in their entirety and replaced with the following:
PineBridge
Compensation for all PineBridge portfolio managers consists of both a salary and a bonus component. The salary component is a fixed base salary, and does not vary based on a portfolio manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionarily determined based both on a portfolio manager’s individual performance and the overall performance of PineBridge Investments. In assessing individual performance of portfolio managers, both qualitative performance measures and also quantitative performance measures assessing the management of a portfolio manager’s funds are considered. A portfolio manager may also receive a long-term compensation component, either in the form of a partnership interest in the firm or as a cash-based award the ultimate value of which would depend upon financial performance of the firm.
Date: April 20, 2010